_______________ __, 2005

Rodman & Renshaw, LLC
330 Madison Avenue
New York, New York 10017

            Re:  Vector Intersect Security Acquisition Corp.

Gentlemen:

         This letter will confirm the agreement of the undersigned to purchase warrants ("Warrants") of Vector Intersect Security Acquisition Corp. ("Company")
included in the units ("Units") being sold in the Company's initial public offering ("IPO") upon the terms and conditions set forth herein. Each Unit is comprised of one share of common stock, par value $.0001 per share, of the
Company (the "Common Stock") and one Warrant to purchase a share of Common
Stock. The shares of Common Stock and Warrants will not be separately tradable until 20 days after the effective date of the Company's IPO unless Rodman &
Renshaw, LLC ("Rodman") informs the Company of its decision to allow earlier separate trading.

         The undersigned agrees that on the date hereof it will enter into an agreement or plan in accordance with the guidelines specified by Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with
Rodman or, with Rodman's consent, an independent broker-dealer (either, the
"Broker") registered under Section 15 of the Exchange Act, pursuant to which the
Broker will purchase up to 1,687,500 Warrants in the public marketplace for the undersigned's account during the 45-trading day period commencing on the later of (i) the date separate trading of the Warrants has commenced or (ii) 60 calendar days after the end of the restricted period under Regulation M under the Exchange Act, at market prices not to exceed $1.20 per Warrant, subject to a maximum Warrant purchase obligation equal to the number of Warrants set forth opposite their respective names below ("Maximum Warrant Purchase"). Rodman agrees that the undersigned may, collectively, require Rodman to purchase up to an aggregate of 843,750 of such Warrants for Rodman's account pursuant to a joint direction purchase order signed by each of the undersigned which comports with Rule 10b5-1. The undersigned shall instruct the Broker to fill such order in such amounts and at such times as the Broker may determine, in its sole discretion, during the 45-trading day period described above.

         As the date hereof, the undersigned represents and warrants that it is not aware of any material nonpublic information concerning the Company or any securities of the Company and is entering into this agreement in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The undersigned agrees that while this agreement is in effect, the undersigned shall comply with the prohibition set forth in Rule 10b5-1(c)(1)(i)(C) against entering into or altering a corresponding or hedging transaction or position with respect to the Company's securities. The undersigned further agrees that it shall not, directly or indirectly, communicate any material nonpublic information relating to the Company or the Company's securities to any employee of Rodman or the Broker. The undersigned does not have, and shall not attempt to exercise, any influence over how, when or whether to effect purchases of Warrants pursuant to this agreement or the plan or agreement with the Broker.

         Each of the undersigned may notify Rodman that all or part of the
Maximum Warrant Purchase will be made by one or more affiliates of the undersigned (or another person or entity introduced to Rodman by the undersigned
(a "Designee")) who (or which) has an account at Rodman and, in such event,
Rodman will make such purchase on behalf of said affiliate or Designee;
provided, however, that the undersigned hereby agree to make payment of the purchase price of such purchase and to fulfill their Maximum Warrant Purchase in the event and to the extent that their affiliate or Designee fails to make such payment or purchase.

         The undersigned shall instruct the Broker to make, keep, and produce promptly upon request a daily time-sequenced schedule of all Warrant purchases made pursuant to this agreement, on a transaction-by-transaction basis, including (i) size, time of execution, price of purchase; and (ii) the exchange, quotation system, or other facility through which the Warrant purchase occurred.

         The undersigned agrees that the undersigned shall not sell or transfer the Warrants until the earlier of the consummation of a merger, capital stock exchange, asset acquisition or other similar business combination involving the
Company and acknowledges that, at the option of Rodman, the certificates for such Warrants shall contain a legend indicating such restriction on transferability.

         This letter agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principals thereof. This Agreement shall be binding upon the undersigned and the heirs, successors and assigns of the undersigned.

                     - Signature page immediately follows -

                                       2

                            Very truly yours,          Maximum Warrant Purchase

                                                                  *
                            ------------------------
                            Marc L. Abramowitz

                                                                  *
                            ------------------------
                            Issac Applbaum

ACCEPTED AND AGREED

RODMAN & RENSHAW, LLC

--------------------------
Name:
Title:

*  Allocation of Maximum Warrant Purchase obligation to be determined prior to closing